NEITHER  THE  ISSUANCE  AND  SALE  OF  THE  SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE  NOR  THE

SECURITIES  INTO  WHICH  THESE  SECURITIES  ARE  CONVERTIBLE  HAVE  BEEN  REGISTERED  UNDER  THE

SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY

NOT  BE OFFERED  FOR  SALE,  SOLD, TRANSFERRED  OR  ASSIGNED  IN  THE ABSENCE  OF (A) AN EFFECTIVE

REGISTRATION  STATEMENT  FOR  THE  SECURITIES  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,

OR  (B)  AN  OPINION  OF  COUNSEL  (WHICH  COUNSEL  SHALL  BE  SELECTED   BY  THE  HOLDER),  IN  A

GENERALLY    ACCEPTABLE    FORM,    THAT    REGISTRATION    IS    NOT    REQUIRED    UNDER    SAID    ACT.

NOTWITHSTANDING  THE  FOREGOING,  THE  SECURITIES  MAY  BE  PLEDGED  IN  CONNECTION  WITH  A

BONA  FIDE  MARGIN  ACCOUNT  OR  OTHER  LOAN  OR  FINANCING  ARRANGEMENT  SECURED  BY  THE

SECURITIES.

Principal Amount: $75,000.00

Issue Date: March 30, 2017

Purchase Price:  $75,000.00

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, iGambit Inc., a Delaware corporation (hereinafter called the “Borrower”),

hereby  promises  to  pay  to  the  order  of  POWER  UP  LENDING  GROUP  LTD.,  a  Virginia  corporation,  or registered assigns (the “Holder”) the sum of $75,000.00 together with any interest as set forth herein, on

January 15, 2018 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate  of  eight  percent  (8%)(the  “Interest  Rate”)  per  annum  from  the  date  hereof  (the  “Issue  Date”)  until the  same  becomes  due  and  payable,  whether  at  maturity  or  upon  acceleration  or  by  prepayment  or otherwise.  This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein.

Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of  twenty  two  percent  (22%)  per  annum  from  the  due  date  thereof  until  the  same  is  paid  (“Default

Interest”).  Interest shall commence accruing on the date that the Note is fully paid and shall be computed

on  the  basis  of  a  365-day  year  and  the  actual  number  of  days  elapsed.   All  payments  due  hereunder  (to

the  extent  not  converted  into  common  stock,  $0.001  par  value  per  share  (the  “Common  Stock”)  in

accordance  with  the  terms  hereof)  shall  be  made  in  lawful  money  of  the  United  States  of  America.   All

payments  shall  be  made  at  such  address  as  the  Holder  shall  hereafter  give  to  the  Borrower  by  written

notice  made  in  accordance  with  the  provisions  of  this  Note.   Each  capitalized  term  used  herein,  and  not

otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement dated the date hereof, pursuant to which this Note was originally issued (the “Purchase Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall  not be subject to preemptive rights or  other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

ARTICLE I.  CONVERSION RIGHTS

1.1

Conversion Right.   The Holder shall  have the right from time to time, and at any time  during the  period beginning on the  date  which  is one  hundred eighty  (180) days following the  date of  this Note  and  ending  on  the  later  of:  (i) the  Maturity  Date  and  (ii) the  date  of payment  of  the  Default

Amount  (as  defined  in  Article  III),  each  in  respect  of  the  remaining  outstanding  principal  amount  of  this

Note to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and  non-assessable  shares  of  Common  Stock,  as  such  Common  Stock  exists  on  the  Issue  Date,  or  any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price  (the “Conversion Price”) determined as provided herein

(a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common

Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the

Notes  or  the  unexercised  or  unconverted  portion  of  any  other  security  of  the  Borrower  subject  to  a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares  of  Common  Stock  issuable  upon  the  conversion  of  the  portion  of this Note  with  respect  to which the  determination  of  this proviso is being  made,  would  result  in  beneficial  ownership  by  the  Holder  and its affiliates of more than 4.99% of the outstanding shares of Common Stock.  For purposes of the proviso to  the  immediately  preceding  sentence,  beneficial  ownership  shall  be  determined  in  accordance  with

Section 13(d) of  the  Securities Exchange  Act  of  1934,  as amended (the “Exchange Act”), and Regulations

13D-G  thereunder,  except as  otherwise  provided  in  clause  (1)  of  such  proviso.  The  beneficial  ownership limitations  on  conversion  as  set  forth  in  the  section  may  NOT  be  waived  by  the  Holder.  The  number  of shares of Common Stock to be issued upon each conversion of this Note shall  be determined by  dividing the  Conversion Amount  (as defined below) by  the  applicable Conversion Price  then in effect  on the  date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”),

delivered to the  Borrower by  the Holder in accordance  with Section 1.4  below;  provided that the  Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date

(the “Conversion Date”); however,  if the Notice of Conversion is sent after 6:00pm, New York, New York time  the  Conversion  Date  shall  be  the  next  business  day.  The  term  “Conversion  Amount”  means,  with respect to any  conversion of  this Note,  the  sum  of (1) the  principal  amount of  this Note  to be converted in  such  conversion  plus  (2)  at  the  Holder’s  option,  accrued  and  unpaid  interest,  if  any,  on  such  principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder’s option,

Default  Interest,  if  any,  on  the  amounts  referred  to  in  the  immediately  preceding  clauses  (1)  and/or  (2)

plus (4) at the Holder’s option, any amounts owed to the Holder pursuant to Sections 1.4 hereof.

1.2

Conversion  Price.    The  conversion  price  (the  “Conversion Price”)  shall  equal  the

Variable Conversion Price (as defined herein) (subject to equitable adjustments by  the  Borrower relating

to   the   Borrower’s   securities   or   the   securities   of   any   subsidiary   of   the   Borrower,   combinations,

recapitalization,   reclassifications,   extraordinary   distributions   and   similar   events).      The   "Variable

Conversion  Price"  shall  mean  65%  multiplied  by  the  Market  Price  (as  defined  herein)  (representing  a discount rate of 35%).  “Market Price” means the average of the lowest three (3) Trading Prices (as defined below)  for  the  Common  Stock  during  the  ten  (10)  Trading  Day  period  ending  on  the  latest  complete

Trading  Day  prior  to  the  Conversion  Date.   “Trading  Price”  means,  for  any  security  as  of  any  date,  the closing  bid  price  on  the  OTCQB,  OTCQX,  Pink  Sheets  electronic  quotation  system  or  applicable  trading market  (the  “OTC”)  as  reported  by  a  reliable  reporting  service  (“Reporting  Service”)  designated  by  the

Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or  traded  or,  if  no  closing  bid  price  of  such  security  is  available  in  any  of  the  foregoing  manners,  the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”.

If the Trading Price cannot be calculated for such security on such date in the manner provided above, the

Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes.  “Trading Day” shall mean any day on which the

Common  Stock  is  tradable  for  any  period  on  the  OTC,  or  on  the  principal  securities  exchange  or  other securities market on which the Common Stock is then being traded.

1.3

Authorized   Shares.      The   Borrower   covenants   that   during   the   period   the

conversion  right  exists,  the  Borrower  will  reserve  from  its  authorized  and  unissued  Common  Stock  a sufficient  number  of  shares,  free  from  preemptive  rights,  to  provide  for  the  issuance  of  Common  Stock

upon  the  full  conversion  of  this  Note  issued  pursuant  to  the  Purchase  Agreement.    The  Borrower  is

required  at  all  times  to  have  authorized  and  reserved  six  times  the  number  of  shares  that  would  be issuable  upon  full  conversion  of  the  Note  (assuming  that  the  4.99%  limitation  set  forth  in  Section  1.1  is not  in  effect)(based  on  the  respective  Conversion  Price  of  the  Note  (as  defined  in  Section  1.2)  in  effect from time to time, initially 7,867,133)(the “Reserved Amount”).  The Reserved Amount shall be increased

(or decreased with the written consent of the Holder) from time to time in accordance with the Borrower’s obligations hereunder.  The Borrower represents that upon issuance, such shares will  be duly and validly

issued,  fully  paid  and  non-assessable.   In  addition, if the  Borrower shall  issue  any  securities or  make  any change to its capital structure which would change the number of shares of Common Stock into which the

Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper  provision  so  that  thereafter  there  shall  be  a  sufficient  number  of  shares  of  Common  Stock

authorized  and  reserved,  free  from  preemptive  rights,  for  conversion  of  the  outstanding  Note.    The

Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the

Common  Stock  issuable  upon  conversion  of  this  Note,  and  (ii) agrees  that  its  issuance  of  this  Note  shall constitute  full  authority  to  its  officers  and  agents  who  are  charged  with  the  duty  of  executing  stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4

Method of Conversion.

(a)

Mechanics of Conversion.  As set forth in Section 1.1 hereof, from time to time,  and  at  any  time  during  the  period  beginning  on  the  date  which  is  one  hundred  eighty  (180)  days following the date of this Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the  Default Amount,  this Note may  be  converted by  the Holder,  in whole  or in  part,  by  (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section

1.4(b), surrendering this Note at the principal office of the Borrower (upon payment in full of any amounts owed hereunder).

(b)

Surrender  of  Note  Upon  Conversion.   Notwithstanding  anything  to  the

contrary  set forth  herein,  upon  conversion  of  this  Note  in  accordance  with the  terms  hereof,  the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal

amount  of  this  Note  is  so  converted.   The  Holder  and  the  Borrower  shall  maintain  records  showing  the principal  amount  so  converted  and  the  dates  of  such  conversions  or  shall  use  such  other  method,

reasonably  satisfactory  to  the  Holder  and  the  Borrower,  so  as  not  to  require  physical  surrender  of  this

Note upon each such conversion.

(c)

Delivery   of   Common   Stock   Upon   Conversion.     Upon   receipt   by   the

Borrower   from   the   Holder   of   a   facsimile   transmission   or   e-mail   (or   other   reasonable   means   of

communication)  of  a  Notice  of  Conversion  meeting  the  requirements  for  conversion  as  provided  in  this

Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement.

Upon receipt by the  Borrower of  a Notice of Conversion,  the Holder shall  be  deemed to be the holder of record  of  the  Common  Stock  issuable  upon  such  conversion,  the  outstanding  principal  amount  and  the amount  of  accrued  and  unpaid  interest  on  this  Note  shall  be  reduced  to  reflect  such  conversion,  and,

unless  the  Borrower  defaults  on  its  obligations  hereunder,  all  rights  with  respect  to  the  portion  of  this

Note being so converted shall forthwith terminate except the right to receive the Common Stock or other

securities,  cash or  other  assets,  as  herein  provided,  on  such  conversion.   If  the Holder  shall  have  given a

Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for

Common  Stock  shall  be  absolute  and  unconditional,  irrespective  of  the  absence  of  any  action  by  the

Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of

any  judgment  against   any   person  or   any  action  to   enforce   the   same,   any  failure  or   delay  in  the

enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim,

recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the  Borrower, and irrespective of any  other  circumstance which might otherwise limit  such obligation of the Borrower to the Holder in connection with such conversion.

(d)

Delivery  of  Common  Stock  by  Electronic  Transfer.   In  lieu  of  delivering

physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating  in  the  Depository  Trust  Company  (“DTC”)  Fast  Automated  Securities  Transfer  (“FAST”)

program, upon request of the Holder and its compliance with the provisions set forth herein, the Borrower shall  use its  best efforts to cause its  transfer agent to electronically  transmit the Common Stock issuable upon  conversion  to  the  Holder  by  crediting  the  account  of  Holder’s  Prime  Broker  with  DTC  through  its

Deposit Withdrawal Agent Commission (“DWAC”) system.

(e)

Failure  to  Deliver  Common  Stock  Prior  to Deadline.   Without  in  any  way

limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by  the  Deadline  due  to  action  and/or  inaction  of  the  Borrower,  the  Borrower  shall  pay  to  the  Holder

$2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common

Stock  (the  “Fail  to  Deliver  Fee”);  provided;  however  that  the  Fail  to  Deliver  Fee  shall  not  be  due  if  the failure is a result of a third party (i.e., transfer agent; and not the result of any failure to pay such transfer

agent)  despite  the  best  efforts  of  the  Borrower  to  effect  delivery  of  such  Common  Stock.    Such  cash

amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the  month  in  which  it  has  accrued),  shall  be  added  to  the  principal  amount  of  this  Note,  in  which  event interest  shall  accrue  thereon  in  accordance  with  the  terms  of  this  Note  and  such  additional  principal amount shall be convertible into Common Stock in accordance with the terms of this Note.  The Borrower

agrees  that  the  right  to  convert  is  a  valuable  right  to  the  Holder.   The  damages  resulting  from  a  failure,

attempt  to  frustrate,  interference  with  such  conversion  right  are  difficult  if  not  impossible  to  qualify.

Accordingly,  the  parties  acknowledge  that  the  liquidated  damages  provision  contained  in  this  Section

1.4(e) are justified.

1.5

Concerning  the  Shares.   The  shares  of  Common  Stock  issuable  upon  conversion of  this  Note  may  not  be  sold  or  transferred  unless:  (i)  such  shares  are  sold  pursuant  to  an  effective registration  statement  under  the  Act  or  (ii)  the  Borrower  or  its  transfer  agent  shall  have  been  furnished

with an opinion of   counsel (which opinion shall  be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or  transferred  pursuant  to  an  exemption  from  such  registration  (such  as  Rule  144  or  a  successor  rule)

(“Rule 144”);  or  (iii) such shares  are transferred to an “affiliate”  (as defined in Rule 144) of the  Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an

Accredited Investor (as defined in the Purchase Agreement).

Any  restrictive  legend  on  certificates  representing  shares  of  Common  Stock issuable  upon  conversion  of this Note shall be removed and the Borrower shall issue to the Holder a new certificate therefore  free of any  transfer  legend  if  the  Borrower  or  its  transfer  agent  shall  have  received  an  opinion  of  counsel  from

Holder’s   counsel,   in   form,   substance  and   scope  customary   for   opinions   of   counsel   in   comparable

transactions,  to  the  effect that  (i)  a  public  sale  or  transfer  of  such  Common  Stock  may  be  made  without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected;  or  (ii) in  the  case  of  the  Common  Stock  issuable  upon  conversion  of  this  Note,  such  security  is registered  for  sale  by  the  Holder  under  an  effective  registration  statement  filed  under  the  Act;  or otherwise may be sold pursuant to an exemption from registration.  In the event that the Company does not  reasonably  accept  the  opinion  of  counsel  provided  by  the  Holder  with  respect  to  the  transfer  of

Securities  pursuant  to  an  exemption  from  registration  (such  as  Rule  144),  at  the  Deadline,  it  will  be considered an Event of Default pursuant to Section 3.2 of the Note.

1.6

Effect of Certain Events.

(a)

Effect of Merger, Consolidation, Etc.  At the option of the Holder, the sale,

conveyance  or disposition of all  or substantially all  of the assets of the  Borrower, the effectuation by the

Borrower  of  a  transaction  or  series  of  related  transactions  in  which  more  than  50%  of  the  voting  power of  the  Borrower  is  disposed  of,  or  the  consolidation,  merger  or  other  business  combination  of  the

Borrower  with  or  into  any  other  Person  (as  defined  below)  or  Persons  when  the  Borrower  is  not  the survivor  shall  be  deemed  to  be  an  Event  of  Default  (as  defined  in  Article  III)  pursuant  to  which  the

Borrower  shall  be  required  to  pay  to  the  Holder  upon  the  consummation  of  and  as  a  condition  to  such

transaction  an  amount  equal  to  the  Default  Amount  (as  defined  in  Article  III).   “Person”  shall  mean  any

individual,   corporation,   limited   liability   company,   partnership,   association,   trust   or   other   entity   or

organization.

(b)

Adjustment Due to Merger,  Consolidation, Etc.  If, at any  time when this

Note  is  issued  and  outstanding  and  prior  to  conversion  of  all  of  the  Note,  there  shall  be  any  merger,

consolidation,  exchange  of  shares,  recapitalization,  reorganization,  or  other  similar  event,  as  a  result  of which shares of Common Stock of the Borrower shall be  changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to  receive  upon  conversion  of  this  Note,  upon  the  basis  and  upon  the  terms  and  conditions  specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock,  securities or  assets which  the  Holder would  have  been  entitled  to  receive  in  such transaction  had this Note been converted in  full immediately  prior to such  transaction (without  regard to any  limitations on  conversion  set  forth  herein),  and in  any  such  case  appropriate  provisions  shall  be  made  with  respect to  the  rights  and  interests  of  the  Holder  of  this  Note  to  the  end  that  the  provisions  hereof  (including,

without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof.  The Borrower shall not affect any  transaction described in this Section 1.6(b)  unless (a) it first  gives, to the extent practicable,  ten (10)

days prior written notice (but in any event at least five (5) days prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of,

such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale  of  assets  (during  which  time  the  Holder  shall  be  entitled  to  convert  this  Note)  and  (b)  the  resulting successor  or acquiring entity  (if not the  Borrower) assumes by written instrument  the  obligations of  this

Note.  The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c)

Adjustment  Due  to  Distribution.   If  the  Borrower  shall  declare  or  make

any  distribution  of  its  assets  (or  rights  to  acquire  its  assets)  to  holders  of  Common  Stock  as  a  dividend,

stock  repurchase,  by  way  of  return  of  capital  or  otherwise  (including  any  dividend  or  distribution  to  the

Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e.,

a  spin-off))  (a  “Distribution”),  then  the  Holder  of  this  Note  shall  be  entitled,  upon  any  conversion  of  this

Note  after  the  date  of  record  for  determining  shareholders  entitled  to  such  Distribution,  to  receive  the amount  of  such  assets  which  would  have  been  payable  to  the  Holder  with  respect  to  the  shares  of

Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common

Stock on the record date for the determination of shareholders entitled to such Distribution.

1.7

Prepayment.    Notwithstanding  anything  to  the  contrary  contained in  this  Note,

at  any  time  during  the  period  beginning  on  the  date  hereof  and  ending  on  the  date  which  is  180  days following  the  date  hereof  (the  “Prepayment  Period”),  the  Borrower  shall  have  the  right,  exercisable  on not  more  than  three  (3)  Trading  Days  prior  written  notice  to  the  Holder  of  the  Note  to  prepay  the

outstanding Note (principal  and accrued interest), in full, in accordance with this Section 1.7.   Any notice

of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note,

and (2) the date of prepayment which shall be not more than three (3) Trading Days from the date of the

Optional  Prepayment  Notice.   On  the  date  fixed  for  prepayment  (the  “Optional  Prepayment  Date”),  the

Borrower shall make payment of the Optional Prepayment Amount (as defined below) to Holder, or upon the  direction  of  the  Holder  as  specified  by  the Holder in  a  writing to  the  Borrower  (which  shall  direction to be sent to Borrower by the Holder at least one (1) business day prior to the Optional Prepayment Date).

If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an  amount  in  cash  equal  to  120%  (“Prepayment  Percentage”)  multiplied  by  the  sum  of:  (w)  the  then outstanding  principal  amount  of  this  Note  plus  (x) accrued  and  unpaid  interest  on  the  unpaid  principal amount  of  this  Note  to  the  Optional  Prepayment  Date  plus  (y)  Default  Interest,  if  any,  on  the  amounts referred to in clauses (w) and (x) plus (z) any amounts owed to the Holder pursuant to Section 1.4 hereof

(the “Optional  Prepayment Amount”).   If the Borrower  delivers an Optional  Prepayment Notice  and fails to  pay  the  Optional  Prepayment  Amount  due  to  the  Holder  of  the  Note  within  two  (2)  business  days following  the  Optional  Prepayment  Date,  the  Borrower  shall  forever  forfeit  its  right  to  prepay  the  Note pursuant to this Section 1.7.

After  the  expiration  of  one  hundred  eighty  (180)  days  following  the  Issue  Date,  the

Borrower shall have no right of prepayment.

ARTICLE II.   CERTAIN COVENANTS

2.1

Sale of Assets.  So long as the Borrower shall have any obligation under this Note,

the  Borrower  shall  not,  without  the  Holder’s  written  consent,  sell,  lease  or  otherwise  dispose  of  any significant portion of its assets outside the ordinary course of business.  Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

ARTICLE III.   EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1

Failure  to  Pay  Principal  and  Interest.    The  Borrower  fails  to  pay  the  principal

hereof  or  interest  thereon  when  due  on  this  Note,  whether  at  maturity  or  upon  acceleration  and  such breach continues for a period of five (5) days after written notice from the Holder.

3.2

Conversion and the Shares.   The Borrower fails to issue  shares of Common Stock

to  the  Holder  (or  announces  or  threatens  in  writing  that  it  will  not  honor  its  obligation  to  do  so)  upon exercise  by  the  Holder  of  the  conversion  rights  of  the  Holder  in  accordance  with the  terms  of  this  Note,

fails  to  transfer  or  cause  its  transfer  agent  to  transfer  (issue)  (electronically  or  in  certificated  form)  any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this  Note  as  and  when  required  by  this  Note,  the  Borrower  directs  its  transfer  agent  not  to  transfer  or

delays,   impairs,   and/or   hinders   its   transfer   agent   in   transferring   (or   issuing)   (electronically   or   in

certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer  agent  not  to  remove  or  impairs,  delays,  and/or  hinders  its  transfer  agent  from  removing)  any restrictive legend (or to withdraw  any  stop transfer instructions in respect thereof)  on any  certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not  intend  to  honor  the  obligations  described  in  this  paragraph)  and  any  such  failure  shall  continue uncured  (or  any  written  announcement,  statement  or  threat  not  to  honor  its  obligations  shall  not  be rescinded  in  writing)  for  three  (3)  business  days  after  the  Holder  shall  have  delivered  a  Notice  of

Conversion.  It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within forty-eight (48) hours of a demand from the Holder.

3.3

Breach  of  Covenants.   The  Borrower  breaches  any  material  covenant  or  other material  term  or condition contained in this Note and any collateral  documents including but not limited to the Purchase Agreement and such breach continues for a period of twenty (20) days after written notice thereof to the Borrower from the Holder.

3.4

Breach  of  Representations  and  Warranties.   Any  representation  or  warranty  of

the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or  in  connection  herewith  (including,  without  limitation,  the  Purchase  Agreement),  shall  be  false  or misleading in any material  respect when made and the  breach of which has (or with the  passage of  time will  have)  a material  adverse  effect on the  rights of the  Holder with respect to this Note  or  the Purchase

Agreement.

3.5

Receiver or Trustee.  The Borrower or any  subsidiary of the  Borrower shall make an  assignment  for  the  benefit  of  creditors,  or  apply  for  or  consent  to  the  appointment  of  a  receiver  or trustee  for  it  or  for  a  substantial  part  of  its  property  or  business,  or  such  a  receiver  or  trustee  shall otherwise be appointed.

3.6

Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other  proceedings, voluntary  or involuntary, for relief under  any bankruptcy  law or  any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7

Delisting of Common Stock.  The Borrower shall  fail to maintain the listing of the

Common Stock on at least one of the OTC (which specifically includes the quotation platforms maintained by  the  OTC  Markets  Group)  or  an  equivalent  replacement  exchange,  the  Nasdaq  National  Market,  the

Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

3.8

Failure to Comply with the Exchange Act.  The  Borrower shall  fail  to comply with the  reporting  requirements  of  the  Exchange  Act;  and/or  the  Borrower  shall  cease  to  be  subject  to  the reporting requirements of the Exchange Act.

3.9

Liquidation.    Any  dissolution,  liquidation,  or  winding  up  of  Borrower  or  any substantial portion of its business.

3.10       Cessation of Operations.

Any    cessation   of   operations   by   Borrower   or

Borrower  admits  it  is  otherwise  generally  unable  to  pay  its  debts  as  such  debts  become  due,  provided,

however,  that  any  disclosure  of  the  Borrower’s  ability  to  continue  as  a  “going  concern”  shall  not  be  an admission that the Borrower cannot pay its debts as they become due.

3.11       Financial Statement Restatement.

The     restatement     of     any     financial

statements filed by the Borrower with the SEC at any time after 180 days after the Issuance Date for any date  or  period  until  this  Note  is  no  longer  outstanding,  if  the  result  of  such  restatement  would,  by comparison  to  the  un-restated  financial  statement,  have  constituted  a  material  adverse  effect  on  the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12

Replacement  of  Transfer  Agent.  In  the  event  that  the  Borrower  proposes  to replace its transfer  agent,  the  Borrower  fails to provide,  prior to the  effective  date  of such replacement,

a  fully  executed  Irrevocable  Transfer  Agent  Instructions  in  a  form  as  initially  delivered  pursuant  to  the

Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common

Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

3.13       Cross-Default.   Notwithstanding  anything  to  the  contrary  contained  in  this  Note or  the  other  related  or  companion  documents,  a  breach  or  default  by  the  Borrower  of  any  covenant  or other  term  or  condition  contained  in  any  of  the  Other  Agreements,  after  the  passage  of  all  applicable notice  and  cure  or  grace  periods,  shall,  at  the  option  of  the  Holder,  be  considered  a  default  under  this

Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply  all  rights  and  remedies  of  the  Holder  under  the  terms  of  this  Note  and  the  Other  Agreements  by reason  of  a default under  said Other  Agreement  or hereunder.  “Other Agreements”  means,  collectively,

all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the

Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however,

the  term  “Other  Agreements”  shall  not include  the  related  or  companion  documents to  this Note.   Each

of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

Upon the  occurrence  and during the  continuation of  any  Event  of  Default  specified in Section 3.1  (solely with respect to failure to pay the principal hereof or interest thereon when due at the Maturity Date), the

Note  shall  become  immediately  due  and  payable  and  the  Borrower  shall  pay  to  the  Holder,  in  full satisfaction of its obligations hereunder, an amount equal to the Default Sum (as defined herein).  UPON

THE OCCURRENCE  AND DURING  THE  CONTINUATION OF ANY  EVENT OF DEFAULT  SPECIFIED IN  SECTION

3.2, THE NOTE SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND THE BORROWER SHALL PAY TO THE

HOLDER,  IN  FULL  SATISFACTION  OF  ITS  OBLIGATIONS  HEREUNDER,  AN  AMOUNT  EQUAL  TO:  (Y)  THE

DEFAULT  SUM  (AS  DEFINED  HEREIN);  MULTIPLIED  BY  (Z)  TWO  (2).   Upon  the  occurrence  and  during  the

continuation  of  any  Event  of  Default  specified  in  Sections  3.1  (solely  with  respect  to  failure  to  pay  the principal  hereof  or  interest  thereon  when  due  on  this  Note  upon  a  Trading  Market  Prepayment  Event pursuant  to  Section  1.7  or  upon  acceleration),  3.3,  3.4,  3.7,  3.8,  3.10,  3.11,  3.12,  3.13,  and/or  3.14

exercisable through the delivery of written notice to the Borrower by such Holders (the “Default Notice”),

and upon the occurrence of an Event of Default specified the remaining sections of Articles III (other than failure to pay the principal hereof or interest thereon at the Maturity Date specified in Section 3,1 hereof),

the  Note  shall  become  immediately  due  and  payable  and  the  Borrower  shall  pay  to  the  Holder,  in  full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 150% times the sum of (w)

the  then  outstanding  principal  amount  of  this  Note  plus  (x)  accrued  and  unpaid  interest  on  the  unpaid principal amount of this Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default

Interest,  if  any,  on  the  amounts  referred  to  in  clauses  (w)  and/or  (x)  plus  (z)  any  amounts  owed  to  the

Holder pursuant to Sections 1.3 and 1.4(g) hereof (the then outstanding principal amount of this Note to the date of payment plus the  amounts referred to in clauses (x), (y) and (z) shall collectively be known as the  “Default Sum”) or  (ii) the  “parity  value”  of the  Default  Sum  to be  prepaid,  where  parity  value  means

(a) the highest number of shares of Common Stock issuable upon conversion of or otherwise pursuant to such  Default  Sum  in  accordance  with  Article  I,  treating  the  Trading  Day  immediately  preceding  the

Mandatory Prepayment Date as the “Conversion Date” for purposes of determining the lowest applicable

Conversion Price, unless the Default Event arises as a result of a breach in respect of a specific Conversion

Date  in  which  case  such  Conversion  Date  shall  be  the  Conversion  Date),  multiplied  by  (b)  the  highest

Closing  Price  for  the  Common  Stock  during  the  period  beginning  on  the  date  of  first  occurrence  of  the

Event  of  Default  and  ending  one  day  prior  to  the  Mandatory  Prepayment  Date  (the  “Default  Amount”)

and  all  other  amounts  payable  hereunder  shall  immediately  become  due  and  payable,  all  without demand,  presentment  or  notice,  all  of  which  hereby  are  expressly  waived,  together  with  all  costs,

including,  without  limitation,  legal  fees  and  expenses,  of  collection,  and  the  Holder  shall  be  entitled  to exercise all other rights and remedies available at law or in equity.

If  the  Borrower  fails  to  pay  the  Default  Amount  within  five  (5)  business  days  of  written  notice  that  such amount  is  due  and  payable,  then  the  Holder  shall  have  the  right  at  any  time,  so  long  as  the  Borrower remains in  default (and  so long  and  to the  extent that  there  are  sufficient  authorized shares),  to  require the  Borrower,  upon  written  notice,  to  immediately  issue,  in  lieu  of  the  Default  Amount,  the  number  of shares  of  Common  Stock  of  the  Borrower  equal  to  the  Default  Amount  divided  by  the  Conversion  Price then in effect.

ARTICLE IV.  MISCELLANEOUS

4.1

Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the  exercise  of  any  power,  right  or  privilege  hereunder  shall  operate  as  a  waiver  thereof,  nor  shall  any single  or  partial  exercise  of any  such  power,  right  or  privilege  preclude  other  or  further  exercise  thereof

or  of  any  other  right,  power  or  privileges.   All  rights  and  remedies  existing  hereunder  are  cumulative  to,

and not exclusive of, any rights or remedies otherwise available.

4.2

Notices.      All   notices,   demands,   requests,   consents,   approvals,   and   other

communications  required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise  specified herein,  shall  be  (i)  personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,  return  receipt requested,  postage  prepaid,  (iii)  delivered  by  reputable  air  courier  service  with  charges  prepaid,  or  (iv)

transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address

as  such  party  shall  have  specified  most  recently  by  written  notice.   Any  notice  or  other  communication

required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or  number  designated  below  (if  delivered  on  a  business  day  during  normal  business  hours  where  such notice  is  to  be  received),  or  the  first  business  day  following  such  delivery  (if  delivered  other  than  on  a business  day  during  normal  business  hours  where  such  notice  is  to  be  received)  or  (b)  on  the  second business  day  following  the  date  of  mailing  by  express  courier  service,  fully  prepaid,  addressed  to  such

address,  or  upon  actual  receipt  of  such  mailing,  whichever  shall  first  occur.    The  addresses  for  such

communications shall be:

If to the Borrower, to:

iGambit Inc.

1050 W. Jericho Turnpike, Suite A

Smithtown, NY 11787

Attn: John Salerno, Chief Executive Officer

Fax:

Email:

If to the Holder:

POWER UP LENDING GROUP LTD.

111 Great Neck Road, Suite 214

Great Neck, NY  11021

Attn: Curt Kramer, Chief Executive Officer

e-mail: info@poweruplending.com

With a copy by fax only to (which copy shall not constitute notice):

Naidich Wurman LLP

111 Great Neck Road, Suite 216

Great Neck, NY  11021

Attn: Allison Naidich

facsimile: 516-466-3555

e-mail: allison@nwlaw.com

4.3

Amendments.   This  Note  and  any  provision  hereof  may  only  be  amended  by  an instrument in writing signed by the Borrower and the Holder.  The term “Note” and all reference thereto,

as  used throughout  this instrument,  shall  mean this instrument (and  the  other Notes  issued  pursuant to the  Purchase  Agreement)  as  originally  executed,  or  if  later  amended  or  supplemented,  then  as  so amended or supplemented.

4.4

Assignability.   This  Note  shall  be  binding  upon  the  Borrower  and  its  successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.  Each transferee of  this  Note  must  be  an  “accredited  investor”  (as  defined  in  Rule  501(a)  of  the  Securities  and  Exchange

Commission).    Notwithstanding  anything  in  this  Note  to  the  contrary,  this  Note  may  be  pledged  as collateral  in  connection  with  a  bona  fide  margin  account  or  other  lending  arrangement;  and  may  be assigned by the Holder without the consent of the Borrower.

4.5

Cost  of  Collection.   If  default  is  made  in  the  payment of  this  Note, the  Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6

Governing Law.  This Note shall be governed by and construed in accordance with

the  laws  of  the  State  of  Virginia  without  regard  to  principles  of  conflicts  of  laws.   Any  action  brought  by

either  party  against  the  other  concerning  the  transactions  contemplated  by  this  Note  shall  be  brought only  in  the  state  courts  of  New  York  or  in  the  federal  courts  located  in  the  state  and  county  of  Nassau.

The  parties  to  this  Note  hereby  irrevocably  waive  any  objection  to  jurisdiction  and  venue  of  any  action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The Borrower and Holder waive trial by jury.  The prevailing party shall be entitled

to recover from  the other party its reasonable attorney's  fees and  costs.   In the event that any provision

of  this Note  or  any  other  agreement  delivered in  connection  herewith is invalid  or  unenforceable  under any  applicable statute  or rule of law, then such provision shall  be  deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such  provision  which  may  prove  invalid  or  unenforceable  under  any  law  shall  not  affect  the  validity  or

enforceability  of  any  other  provision  of  any  agreement.    Each  party  hereby  irrevocably  waives  personal

service  of  process  and  consents  to  process  being  served  in  any  suit,  action  or  proceeding  in  connection with this  Note,  any  agreement  or any  other  document delivered in connection with this Note  by mailing a  copy  thereof  via  registered  or  certified  mail  or  overnight  delivery  (with  evidence  of  delivery)  to  such party at the address in effect for notices to it under this Note and agrees that such service shall constitute

good and sufficient service  of  process  and notice  thereof.   Nothing contained herein shall  be  deemed to

limit in any way any right to serve process in any other manner permitted by law.

4.7

Purchase  Agreement.   By  its  acceptance  of  this  Note,  each  party  agrees  to  be bound by the applicable terms of the Purchase Agreement.

4.8

Remedies.    The  Borrower  acknowledges  that  a  breach  by  it  of  its  obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction

contemplated  hereby.   Accordingly,  the  Borrower  acknowledges  that  the  remedy  at  law  for  a  breach  of its  obligations  under  this  Note  will  be  inadequate  and  agrees,  in  the  event  of  a  breach  or  threatened breach  by  the  Borrower  of the  provisions of  this Note, that the Holder shall be entitled, in addition to all other  available  remedies  at  law  or  in  equity,  and  in  addition  to  the  penalties  assessable  herein,  to  an injunction  or  injunctions  restraining,  preventing  or  curing  any  breach  of  this  Note  and  to  enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN  WITNESS  WHEREOF,  Borrower  has  caused  this  Note  to  be  signed  in  its  name  by  its  duly authorized officer this on March 30, 2017

iGambit Inc.

By: _______________________________

John Salerno

Chief Executive Officer

EXHIBIT A -- NOTICE OF CONVERSION

The  undersigned  hereby  elects  to  convert  $_________________  principal  amount  of  the  Note

(defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of iGambit Inc., a Delaware corporation (the “Borrower”)

according  to  the  conditions  of  the  convertible  note  of  the  Borrower  dated  as  of  March  30,  2017  (the

“Note”), as of the date written below.  No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ]

The  Borrower  shall  electronically  transmit  the  Common  Stock  issuable  pursuant  to  this

Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:

Account Number:

[  ]

The  undersigned hereby  requests that the  Borrower issue  a certificate  or certificates  for the number of shares of Common Stock set forth below (which numbers are based on the

Holder’s  calculation  attached  hereto)  in  the  name(s)  specified  immediately  below  or,  if additional space is necessary, on an attachment hereto:

POWER UP LENDING GROUP LTD.

111 Great Neck Road, Suite 214

Great Neck, NY  11021

Attention: Certificate Delivery

e-mail: info@poweruplendinggroup.com

Date of conversion:

_____________

Applicable Conversion Price:

$____________

Number of shares of common stock to be issued

pursuant to conversion of the Notes:

______________

Amount of Principal Balance due remaining

under the Note after this conversion:

______________

POWER UP LENDING GROUP LTD.

By:_____________________________

Name:  Curt Kramer

Title:    Chief Executive Officer

Date: __________________